                                                                   Exhibit 10.59

                      SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN

                            FOR SELECTED EMPLOYEES OF

                            SCPIE MANAGEMENT COMPANY

            (As Amended and Restated Effective as of January 1, 2001)

                     SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN
                           FOR SELECTED EMPLOYEES OF
                            SCIPE MANAGEMENT COMPANY

           (As Amended and Restated Effective as of January 1, 2001)

                               Table of Contents
                               -----------------

                                                                          Page
                                                                          ----

Purpose of Plan ............................................................ 1

ARTICLE I DEFINITIONS ...................................................... 1

1.1      "Basic Plans" ..................................................... 1
1.2      "Beneficiary" ..................................................... 1
1.3      "Benefit Commencement Date" ....................................... 2
1.4      "Board" ........................................................... 2
1.5      "Company" ......................................................... 2
1.6      "Compensation Committee" .......................................... 2
1.7      "Disability Retirement Date" ...................................... 2
1.8      "Early Retirement Date" ........................................... 2
1.9      "Earnings" ........................................................ 2
1.10     "Effective Date" .................................................. 3
1.11     "Final Average Earnings" .......................................... 3
1.12     "Normal Retirement Date" .......................................... 3
1.13     "Plan" ............................................................ 3
1.14     "Retirement Date" ................................................. 3
1.15     "Service" ......................................................... 3
1.16     "Severance from Service Date" ..................................... 3
1.17     "Subsidiary" ...................................................... 3
1.18     "Termination of Service" .......................................... 3
1.19     "Transfer Employee" ............................................... 3

ARTICLE II ELIGIBILITY FOR BENEFITS ........................................ 3

2.1      Eligibility to Participate ........................................ 3
2.2      Eligibility for Benefits .......................................... 4
2.3      Continued Employment after Normal Retirement Date ................. 4

ARTICLE III RETIREMENT BENEFITS ............................................ 4

3.1      Retirement Benefits Payable at Normal Retirement Date ............. 4
3.2      Retirement Benefits Payable at Early Retirement Date .............. 5
3.3      Computation of Actuarial Equivalents .............................. 5

ARTICLE IV PAYMENT OF RETIREMENT BENEFITS .................................. 5

4.1      Commencement of Benefit Payments .................................. 5
4.2      Payment of Benefits ............................................... 5

                     SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN
                           FOR SELECTED EMPLOYEES OF
                            SCPIE MANAGEMENT COMPANY

                 (As Amended and Restated Effective as of January 1, 2001)

                               Table of Contents
                               -----------------

                                                                         Page
                                                                         ----
 4.3   Alternative Forms of Payment ...................................... 5

ARTICLE V SURVIVOR BENEFITS .............................................. 6

 5.1   Eligibility for Survivor's Benefits ............................... 6
 5.2   Amount of Survivor's Benefits ..................................... 6

ARTICLE VI SOURCE OF BENEFITS ............................................ 6

 6.1   Funding ........................................................... 6

ARTICLE VII claims procedures ............................................ 6

 7.1   Presentation of Claim ............................................. 6
 7.2   Notification of Decision .......................................... 6
 7.3   Review of a Denied Claim .......................................... 7
 7.4   Decision on Review ................................................ 7
 7.5   Legal Action ...................................................... 7

ARTICLE VIII MISCELLANEOUS PROVISIONS .................................... 8

 8.1   Plan Administration ............................................... 8
 8.2   Termination; Amendment ............................................ 8
 8.3   Effective Date .................................................... 8
 8.4   No Guarantee of Employment ........................................ 8
 8.5   Non-Alienation of Benefits ........................................ 8
 8.6   Payment to Representatives ........................................ 9
 8.7   Timing of Payments ................................................ 9
 8.8   Successors and Assigns ............................................ 9
 8.9   Governing Law ..................................................... 9
 8.10  Titles and Headings ............................................... 9

                      SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN
                            FOR SELECTED EMPLOYEES OF
                            SCPIE MANAGEMENT COMPANY

            (As Amended and Restated Effective as of January 1, 2001)

     This Supplemental Employee Retirement Plan for Selected Employees of SCPIE Management Company, as amended and restated (the "Plan") is sponsored by SCPIE Management Company (the "Company") for the selected employees whose names are listed in Schedule A, each hereinafter referred to as a "Participant." The Plan was previously amended to cease further benefit accruals, and was terminated, as of December 31, 2000. The Company has determined to continue the sponsorship of the Plan, and the Plan is hereby amended and restated effective as of January 1, 2001. The Company has established an irrevocable trust subject to a trust agreement to fund the Plan. The assets of such trust, however, will remain subject to the claims of the general creditors of the Company.

                                 PURPOSE OF PLAN

     The purpose of the Plan is to provide specified retirement benefits as a supplement to the Company's qualified retirement plans to selected Company employees who have contributed and continue to contribute materially to the continued growth, development and future business success of the Company. The Plan shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan is intended to be a plan that is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

                                    ARTICLE I
                                   DEFINITIONS

     For purposes of the Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

     1.1 "Basic Plans" means the SCPIE Management Company Retirement Income Plan, specifically referred to as the "Basic Defined Benefit Plan," and the SCPIE Management Company Cash Accumulation Plan, specifically referred to as the "Basic Defined Contribution Plan."

     1.2 "Beneficiary" means the person or entity designated by the Participant, in accordance with procedures established by the Compensation Committee, to receive all or part of the survivor's benefit under Article V. A designation of a Beneficiary may be replaced by a new designation or may be revoked by the Participant at any time in accordance with procedures established by the Compensation Committee. In the event that a Participant fails to designate a Beneficiary, or no Beneficiary designated by such Participant survives such Participant, such Participant's Beneficiary shall be his surviving spouse (if any) or otherwise such Participant's estate.

        1.3 "Benefit Commencement Date" means the date on which benefits commence to be payable to a Participant under the Plan. Such date shall be:

                (a) in the case of a disabled Participant, his Disability Retirement Date;

                (b) in the case of a retired Participant (including as retired, any Participant who has a Termination of Service other than death or disability), the later of the first day of the month coincident with or next following his Termination of Service, or his Retirement Date; and

                (c) in the case of a deceased Participant, the first day of the month coincident with or next following the Participant's date of death while in active Service.

        1.4     "Board" means the Board of Directors of the Company.

        1.5 "Company" means SCPIE Management Company and any successor corporation.

        1.6 "Compensation Committee" means the Compensation Committee of the Board. Any function exercisable by such Committee may also be exercised by the Board or its Executive Committee.

        1.7 "Disability Retirement Date" means the first day of the seventh calendar month next following the date a Participant becomes totally and permanently disabled. A Participant in active Service shall be totally and permanently disabled for the purposes of the Plan if all of the following conditions are satisfied:

                (a) he qualifies for disability benefits under the Federal Social Security Act, or any other comparable disability benefit payable under another governmental retirement program; and

                (b) in the opinion of the Compensation Committee, it is unlikely that the Participant will return to active Service before his Normal Retirement Date.

        1.8 "Early Retirement Date" means the first day of any month coincident with or following the Participant's 55th birthday and the completion of five (5) years of Service after the Participant has attained age 45, which is prior to the Participant's Normal Retirement Date.

        1.9 "Earnings" means base compensation paid to a Participant by the Company, including any elective contribution made to the Basic Defined Contribution Plan as a result of a salary reduction agreement entered into by the Participant under Internal Revenue Code Section 401(k). Earnings shall exclude bonuses, commissions, severance payments, payments made in lieu of vacation, any payments made under any flexible benefits plan, compensation paid for a leave of absence in excess of five (5) months, nonelective contributions made by the Company to the Basic Defined Contribution Plan and any other contributions to the Plan or any other benefit plan.

        1.10 "Effective Date" of the Plan, as amended and restated, means January 1, 2001.

        1.11 "Final Average Earnings" means the average annual rate of Earnings during the final 36 highest consecutive months in the last 120 months immediately prior to the Participant's Severance from Service Date.

        1.12 "Normal Retirement Date" means the first day of the month coincident with or next following the Participant's 62nd birthday and the completion of five (5) years of Service after the Participant has attained age 45.

        1.13 "Plan" means the Supplemental Employee Retirement Plan for Selected Employees of SCPIE Management Company, as amended and restated effective as of January 1, 2001.

        1.14 "Retirement Date" means the Early Retirement Date, or the Normal Retirement Date, on which the payment of a Participant's retirement benefits commences in accordance with Articles III and IV.

        1.15 "Service" means a Participant's service as an employee of the Company or a Subsidiary, measured in whole years and fractions of a year, commencing on a Participant's hire date and ending on his Severance from Service Date. Service shall include periods of service with Johnson and Higgins and Physicians Insurance Management, Inc. Nonconsecutive periods of service shall be aggregated on the basis of thirty (30) calendar days equal a whole month.

        1.16 "Severance from Service Date" means the date on which a Participant quits, retires, becomes disabled, is discharged, or dies.

        1.17 "Subsidiary" means any corporation, at least fifty percent of the outstanding voting stock of which is beneficially owned directly or indirectly by the Company.

        1.18 "Termination of Service" means the first day of the month next following termination of the Participant's Service whether by voluntary or involuntary separation, retirement, disability or death.

        1.19 "Transfer Employee" means a Participant who transferred directly, with no interruption in employment, from the Johnson and Higgins Retirement Income Plan to the Basic Defined Benefit Plan.

                                   ARTICLE II
                            ELIGIBILITY FOR BENEFITS

        2.1  Eligibility to Participate. Effective as of January 1, 2001, each
             --------------------------
employee of the Company whose name is listed in Schedule A shall be eligible to participate in the Plan. The Compensation Committee, in its sole discretion, may from time to time select other employees of the Company who shall be eligible to participate in the Plan and shall have the authority to amend Schedule A accordingly. An employee of the Company who is eligible to participate in the Plan shall be referred to herein as a "Participant."

   2.2   Eligibility for Benefits.  Except as provided in Section 8.7 of the
         ------------------------
Plan, benefits under the Plan shall be payable in respect to a Participant if:

         (a) the Participant's Termination of Service occurs on or after his Retirement Date, except by disability or death; or

         (b) the Participant becomes totally and permanently disabled, as defined in Section 1.7 of this Plan, before his Normal Retirement Date and while in active Service; or

         (c) the Participant dies prior to the commencement of retirement benefits, as provided in Article V; or

         (d) the Participant's Termination of Service occurs on or after the date such Participant has completed five (5) years of Service after attaining age 45.

Except as provided for in (b), (c) and (d) above, no benefits shall be payable hereunder with respect to a Participant whose Termination of Service occurs prior to his Retirement Date.

   2.3   Continued Employment after Normal Retirement Date. In the event
         -------------------------------------------------
that a Participant remains an employee of the Company or any Subsidiary after his Normal Retirement Date, the payment of his retirement benefits shall commence on his Benefit Commencement Date.

                                  ARTICLE III
                               RETIREMENT BENEFITS

   3.1   Retirement Benefits Payable at Normal Retirement Date. The amount
         -----------------------------------------------------
of a Participant's retirement benefits under the Plan payable at such Participant's Normal Retirement Date shall be the greater of (a) or (b) below, determined at such Participant's Termination of Service:

         (a) the excess of (i), over the sum of (ii) and (iii), in the form of an annual straight life annuity for the life of the
              Participant:

              (i) 3.5% of the Participant's Final Average Earnings, multiplied by the Participant's years of Service (not in excess of ten years of Service),

              (iii) the Participant's annual benefits payable from the
                    Basic Defined Benefit Plan in the form of a straight life annuity for the life of the Participant, commencing at at such Participant's Normal Retirement Date, and

              (iii) the Participant's annual benefits payable from the
                    Johnson and Higgins Retirement Income Plan in the form of astraight life annuity for the life of the Participant, if he is a Transfer Employee, commencing at such Participant's Normal Retirement Date, and

              (b) the Participant's retirement benefits under the Plan, payable in the form of an annual straight life annuity for the life of the Participant, commencing at such Participant's "Normal Retirement Date" (as defined under the terms of the Plan in effect as of December 31, 2000), determined as of December 31, 2000, under the terms of the Plan then in effect.


         3.2  Retirement Benefits Payable at Early Retirement Date. The amount
              ----------------------------------------------------
of a Participant's retirement benefits under the Plan payable at such Participant's Early Retirement Date shall equal the amount of such Participant's retirement benefits payable at such Participant's Normal Retirement Date, determined under Section 3.1, reduced by 0.5% for each full month that such Early Retirement Date precedes the Participant's Normal Retirement Date.

         3.3  Computation of Actuarial Equivalents. For purposes of this Plan,
              ------------------------------------
the actuarial equivalent of a Participant's retirement benefits as of any distribution date shall be determined on the basis of an interest assumption at a rate equal to the Moody's Aa Corporate Bond rate in effect on December 31 for the calendar year immediately preceding such distribution date, and a mortality assumption of the 1983 Group Annuity Mortality Table (Unisex).

                                   ARTICLE IV
                         PAYMENT OF RETIREMENT BENEFITS

         4.1  Commencement of Benefit Payments. A Participant shall commence
              --------------------------------
receiving the payment of such Participant's retirement benefits under Section
3.1 or 3.2 on the Participant's Termination of Service or, if later, the Participant's Retirement Date. A Participant's Retirement Date shall be his earliest Early Retirement Date; provided, however, that a Participant may designate a later Early Retirement Date, or such Participant's Normal Retirement Date, as such Participant's Retirement Date. A Participant shall make such election in accordance with procedures established by the Compensation Committee, and may revoke any such election and make a new election in accordance with such procedures. A Participant's designation of a Normal Retirement Date, or a revocation of any such election, shall not be effective, unless made by the Participant no later than one full calendar year prior to the Participant's Severance from Service Date.

         4.2  Payment of Benefits. Payment of retirement benefits to a
              -------------------
Participant under Section 3.1 or 3.2 shall be made in the form of a straight life annuity for the life of the Participant. Such benefits shall be solely the general obligation of the Company and shall not be replaced or funded by a commercial annuity (in which the Participant has any incident of ownership) issued by any third-party insurer. All payments of retirement benefits shall be reduced by the amount of applicable federal, state and local withholding taxes.

         4.3  Alternative Forms of Payment. Retirement benefits payable under
              ----------------------------
Section 3.1 or 3.2 may be paid in an alternative form of payment elected by the Participant. A Participant shall make such election in accordance with procedures established by the Compensation Committee, and may revoke any such election or make a new election in accordance with such procedures. Any such election shall not be effective unless made by the Participant no later than a full calendar year preceding the Participant's Severance from Service Date. The alternative form of payment shall be either of the following: (i) three equal annual period certain installment payments, or (b) five equal annual period certain installment payments. In the event of the Participant's death prior to completion of the period certain installment payments described in this Section 4.3, the remaining payments due hereunder to the Participant shall be made to the Participant's Beneficiary. The alternative form of payment elected by the Participant shall be the actuarial equivalent of the straight life annuity for the life of the Participant otherwise payable under this Plan. Except as provided by such an alternative form of payment adopted under this Section 4.3, or as provided under Article V, payments under this Plan shall not be payable after the death of a retired Participant.

                                   ARTICLE V
                                SURVIVOR BENEFITS

     5.1  Eligibility for Survivor's Benefits. A survivor's benefit, rather than
          -----------------------------------
retirement benefits payable under Articles III and IV of the Plan, will be paid under the terms and conditions of this Article V, if the Participant dies prior to the commencement of retirement benefits.

     5.2  Amount of Survivor's Benefits. Pursuant to Section 5.1, a
          -----------------------------
Participant's Beneficiary shall be entitled to the survivor's benefit, payable in a lump sum payment, in the amount equal to the actuarial equivalent of the Participant's retirement benefits under Section 3.1.

                                   ARTICLE VI
                               SOURCE OF BENEFITS

     6.1  Funding. The Plan is an unfunded plan maintained by the Company
          -------
primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company. The Company may make contributions to an irrevocable trust for purposes of providing benefits under the Plan, subject to the terms of the trust agreement under which such trust is established.

                                  ARTICLE VII
                                CLAIMS PROCEDURES

     7.1  Presentation of Claim. Any Participant or Beneficiary of a deceased
          ---------------------
Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Compensation Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to rise occurred. The claim must state with particularity the determination desired by the Claimant.

     7.2  Notification of Decision. The Compensation Committee shall consider a
          ------------------------
Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

          (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

          (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

               (i) the specific reason(s) for the denial of the claim, or any part of it;

               (ii) specific reference(s) to the pertinent provisions of the Plan upon which such denial was based;

               (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

               (iv)   an explanation of the claim review procedure set forth in
                      Section 7.3 below.

     7.3  Review of a Denied Claim. Within 60 days after receiving a notice from
          ------------------------
the Compensation Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Compensation Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

          (a)  may review pertinent documents;

          (b)  may submit written comments or other documents; and/or

          (c) may request a hearing, which the Compensation Committee, in its sole discretion, may grant.

     7.4  Decision on Review. The Compensation Committee shall render its
          ------------------
decision on review promptly, and not later than 60 days after the filing of a request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

          (a)  specific reasons for the decision;

          (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

          (c)  such other matters at the Committee deems relevant.

     7.5  Legal Action. A Claimant's compliance with the foregoing provisions of
          ------------
this Article VII is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under the Plan. If the Compensation Committee is confronted with conflicting claims concerning a Participant's benefits, the Compensation Committee may interplead the claimants in an action at law, or in an arbitration conducted in accordance with the rules of the American Arbitration Association, as the Compensation Committee shall elect in its sole discretion, and in either case, the attorneys' fees, expenses and costs reasonably incurred by the Compensation Committee in such proceeding shall be paid from the Participant's benefits.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

       8.1    Plan Administration. The general administration of this Plan shall
              -------------------
be the responsibility of the Compensation Committee which is hereby authorized, in its discretion, to delegate said responsibilities to an administrator or administrative committee. The Compensation Committee shall appoint a qualified actuary or actuaries to perform all actuarial calculations. The good faith determination of the Compensation Committee in reliance upon such actuary or actuaries shall be final and conclusive. The Compensation Committee shall have the exclusive right and full discretion to interpret the Plan and to decide any and all matters arising hereunder (including the right to remedy possible ambiguities, inconsistencies or omissions), to make, amend and rescind such rules as it deems necessary for the proper administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, including determinations regarding eligibility for benefits under the Plan and determinations of the amount of benefits payable under the Plan. All interpretations of the Compensation Committee with respect to any matter hereunder shall be final, conclusive and binding on all persons affected thereby. No Participant who is a member of the Compensation Committee shall vote on any matter or otherwise take part in the administration of the Plan.

       8.2    Termination; Amendment. The Board shall have the right at any time
              ----------------------
to declare the Plan terminated completely; provided, however, that the termination of the Plan shall not decrease the accrued interest of any Participant or any other person entitled to payment under the Plan. The Plan may be wholly or partially amended by the Compensation Committee in any manner from time to time, including retroactive amendments necessary to conform to the provisions and requirements of ERISA or the Code or regulations pursuant thereto.

       8.3    Effective Date.  The Plan shall be effective as of the Effective
              --------------
Date.

       8.4    No Guarantee of Employment. Nothing contained herein shall be
              --------------------------
construed as a contract of employment or deemed to give the Participant the right to be retained in the employ of the Company or any Subsidiary, or to interfere with the rights of any such employer to discharge any individual at any time, with or without cause, for any reason or no reason, and with or without notice except as may be otherwise agreed in writing.

       8.5    Non-Alienation of Benefits. No rights of any Participant (or
              --------------------------
Beneficiary) to payments of any amounts under the Plan shall be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of other than by will or by the laws of descent and distribution, and any such purported sale, exchange, transfer, assignment, pledge, hypothecation or disposition shall be void. The Company shall not recognize any purported sale, exchange, transfer, assignment, pledge, hypothecation, or disposition by any Participant of all or part of his interest hereunder, and such interest shall not be subject in any manner to transfer by operation of law, and shall be exempt from the claims of creditors or other claimants from all orders, decrees, levies, garnishment and/or executions and other legal or equitable process or proceedings against the Participant to the fullest extent which may be permitted by law.

       8.6    Payment to Representatives. If an individual entitled to receive
              --------------------------
any benefits hereunder is determined by the Compensation Committee or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, they shall be paid to the duly appointed and acting guardian, if any, and if no such guardian is appointed and acting, to such persons as the Compensation Committee may designate. Such payment shall, to the extent made, be deemed a complete discharge for such payments under this Plan.

       8.7    Timing of Payments. If the Committee is unable to make the
              ------------------
determination required under this Plan in sufficient time for payments to be made when due, the Committee shall make the payments upon the completion of such determinations with interest at a reasonable rate from the due date and may, at its option, make provisional payments, subject to adjustment, pending such determinations.

       8.8    Successors and Assigns. The Plan shall be binding upon the
              ----------------------
successors and assigns of the Company. This Plan shall inure to the benefit of and be enforceable by each Participant's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

       8.9    Governing Law. The interpretation, construction and performance of
              -------------
this Plan, unless preempted by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), shall be governed by and construed and enforced in accordance with the laws of the State of California without regard to the principle of conflicts of laws. The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, which other provisions shall remain in full force and effect.

       8.10   Titles and Headings. The titles to articles and headings of
              -------------------
sections of this Plan are for convenience of reference only, and in case of any conflict the text of the Plan, rather than such titles and headings, shall control.

IN WITNESS WHEREOF, the Company hereby executes the Plan effective as of January 1, 2001.

                                     SCPIE MANAGEMENT COMPANY

________________________             By: _______________________________________
Date
                                     Title: ____________________________________


________________________             By: _______________________________________
Date
                                     Title: ____________________________________

                                                                      SCHEDULE A

                      SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN

                            FOR SELECTED EMPLOYEES OF

                            SCPIE MANAGEMENT COMPANY

            (As Amended and Restated Effective as of January 1, 2001)


                            Participants in the Plan
                            ------------------------

                               Ronald L. Goldberg
                               Patrick S. Grant
                               Joseph P. Henkes
                               Patrick T. Lo
                               Timothy C. Rivers
                               Donald J. Zuk

                                       1